UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2022

Metropolitan Life Insurance Company

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-55029	13-5581829
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, NY	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2022, the Superintendent of the New York State Department of Financial Services (the “Superintendent”) approved amendments to the By-Laws (as so amended, the “By-Laws”) of Metropolitan Life Insurance Company (the “Company”) previously approved by the Company’s Board of Directors (the “Board”), rendering them effective. The Company is a wholly-owned subsidiary of MetLife, Inc.

The amendments:

Board Committees

•	amend the names of the Governance Committee and the Finance Committee of the Board, respectively, to the Governance and Corporate Responsibility Committee and the Finance and Risk Committee;

•

remove the mandate for the Executive Committee to make recommendations to the Board with respect to the policyholder dividend and to surplus policies and practices, and remove the provision regarding the authority of the Executive Committee to declare dividends in respect of the Company’s common stock;

Chairman of the Board and Chief Executive Officer

•	mandate the Board to elect the Chairman of the Board (the “Chairman”) from among the Directors;

•	allow the Chairman, in addition to the Chief Executive Officer (the “CEO”), to call for special meetings of the shareholders or of the Board;

•

allow the Chairman, instead of the CEO, to: (i) call for meetings of standing committees; (ii) designate the presiding member of a committee if the chair of that committee is not present; and (iii) appoint special committees of Directors for the purpose of advising the CEO;

•	require that the Chairman preside at meetings of the Board, and maintain that the Board will determine the presiding member in the absence of the Chairman;

•	remove the provision allowing the CEO to designate a temporary chair for a Board committee with a vacant chair position;

Other

•	allow notice for each meeting of shareholders to be sent by electronic communication, in addition to the previously permitted methods of personal notice or first-class mail;

•	allow execution of instruments using other marks in addition to the previously allowed facsimile signatures;

•	allow for future proposed amendments to the By-Laws to be provided to Directors by other means in addition to the previously specified postal mail;

•

allow for special meetings of the Board to be called on twenty-four hours’ notice through expanded telecommunication and electronic means or five days’ notice, if notice is mailed, rather than two days’ notice; and

•	require that the record date for any action other than a meeting of shareholders be no more than sixty days prior to such action, rather than fifty days.

The foregoing description of the By-Laws is not complete and is qualified in its entirety by reference to the full text of the By-Laws, which are filed as Exhibit 3.1 hereto in redline form showing the amendments described above, and as Exhibit 3.2 hereto in unmarked form, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Metropolitan Life Insurance Company, effective August 23, 2022, redlined for amendments effective August 23, 2022.

3.2	Amended and Restated By-Laws of Metropolitan Life Insurance Company, effective August 23, 2022.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: August 26, 2022